                                POWER OF ATTORNEY

          Know all by these presents,  that the undersigned  hereby  constitutes and  appoints  each of  Yaron  Garmazi  and  Ilan  Rotem,  signing  singly,  the undersigned's true and lawful attorney-in-fact to:

          (1) execute for and on behalf of the undersigned, in the undersigned's capacity as a Director of Ness  Technologies,  Inc.  (the  "Company"),
          Forms 3, 4 and 5 in accordance  with Section  16(a) of the  Securities
          Exchange Act of 1934 and the rules thereunder; and

          (2) do and  perform  any  and  all  acts  for  and  on  behalf  of the undersigned  which may be  necessary  or  desirable  to  complete  and execute any such Form 3, 4 or 5, complete and execute any amendment or amendments  thereto,  and timely file such form with the United States
          Securities  and Exchange  Commission and any stock exchange or similar authority; and

          The undersigned hereby grants to each such attorney-in-fact full power and  authority  to do and  perform  any  and  every  act  and  thing  whatsoever requisite,  necessary, or proper to be done in the exercise of any of the rights and  powers  herein  granted,  as  fully  to all  intents  and  purposes  as the undersigned  might  or  could  do if  personally  present,  with  full  power of substitution  or  revocation,  hereby  ratifying  and  confirming  all that such attorney-in-fact,  or such attorney-in-fact's  substitute or substitutes,  shall lawfully  do or cause to be done by virtue  of this  power of  attorney  and the rights  and  powers  herein  granted.  The  undersigned  acknowledges  that  the foregoing  attorneys-in-fact,  in serving in such capacity at the request of the undersigned,  are not  assuming  any of the  undersigned's  responsibilities  to comply with Section 16 of the Securities Exchange Act of 1934.

          This Power of Attorney shall remain in full force and effect until the undersigned  is no longer  required to file Forms 3, 4 and 5 with respect to the undersigned's  holdings of and transactions in securities issued by the Company, unless earlier revoked by the  undersigned in a signed writing  delivered to the foregoing attorneys-in-fact.

                          [SIGNATURE ON FOLLOWING PAGE]

          IN WITNESS WHEREOF,  the undersigned has caused this Power of Attorney to be executed as of this 27th day of September, 2004.

                                                   /s/ Dan S. Suesskind
                                                  -----------------------------
                                                  Name:  Dan S. Suesskind
                                                  Title: Director